UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2011

GETTY REALTY CORP.

(Exact name of registrant as specified in its charter)

Maryland	001-13777	11-3412575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Jericho Turnpike, Suite 103, Jericho, New York,		11753
(Address of principal executive offices)		(ZIP Code)

Registrant’s telephone number, including area code: (516) 478-5400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 10, 2011, the Board of Directors of Getty Realty Corp. (the “Company”) approved an amendment to the Company’s Bylaws (the “Bylaw Amendment”) which amends Article III of the Bylaws to allow for the taking of Board or Board committee action and the delivery of notice of Board or Board committee meetings by electronic transmission.

The foregoing summary information set forth in this Current Report on Form 8-K regarding the Company’s Bylaw Amendment is qualified in its entirety by reference to the full text of the Bylaws, as amended, a copy of which is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
3.2	Bylaws of Getty Realty Corp., as amended, as of November 10, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GETTY REALTY CORP.

	By:	/s/ Thomas Stirnweis
	Name:	Thomas Stirnweis
Date: November 14, 2011	Title:	Vice President, Treasurer and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description
3.2	Bylaws of Getty Realty Corp., as amended, as of November 10, 2011